SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 3, 2006

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                                   LION, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         WASHINGTON                   0-25159                 91-2094375
(State or other jurisdiction       (Commission               (IRS employer
      of incorporation)            file number)           identification number)


      4700-42ND AVE. SW, SUITE 430 SEATTLE, WA                    98116
      (Address of principal executive offices)                  (Zip code)

           Registrant's telephone, including area code (206) 577-1440

                                       N/A
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On April 3, 2006, LION, Inc. filed a Form 12b-25 with the Securities and Exchange Commission to report that it will not timely file its Annual Report on Form 10-KSB for the year ended December 31, 2005.

         The narrative portions of the Form 12b-25, copies of which are filed as
Exhibit 99.1 to this report, are incorporated herein by reference.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

       (C)  EXHIBITS.


 EXHIBIT NO.      DDESCRIPTION
 -----------      ------------

     99.1 Narrative portions of the Form 12b-25, filed by LION, Inc. on April 3, 2006





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      LION, INC.
                                      (Registrant)



DATE: April 3, 2006                   By:  /s/ RANDALL D. MILES
                                           --------------------
                                           Randall D. Miles
                                           Chief Executive Officer



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